UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
July 1, 2016

Commission File Number: 001-34269
_______________________

SHARPS COMPLIANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware	74-2657168
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9220 Kirby Drive, Suite 500, Houston, Texas	77054
(Address of principal executive offices)	(Zip Code)

(713) 432-0300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 2

This Form 8-K/A is filed as an amendment (“Amendment No. 2”) to the Current Report on Form 8-K filed by Sharps Compliance Corp. under Items 1.01, 2.01, 2.03 and 8.01 on July 1, 2016 and amended on September 14, 2016 (“Amendment No. 1”). Amendment No. 2 is being filed to include the financial statements and financial information required under Item 9.01.

TABLE OF CONTENTS

Item 8.01	Other Events.

Item 9.01	Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

Item 8.01. Other Events

As previously announced on July 6, 2016, Sharps Compliance Corp. (the “Company”), through its wholly owned subsidiary, Sharps Compliance, Inc., a Texas corporation, entered into an Agreement for Purchase and Sale of LLC Units (the “Agreement”) for the acquisition by the Company of Citiwaste, LLC, a New York limited liability corporation and sole proprietorship (“Citiwaste”).

The financial statements of Citiwaste as of and for the year ended December 31, 2015 are included herein as Exhibit 99.1. The unaudited financial statements as of and for the six months ended June 30, 2016 and 2015 are included herein as Exhibit 99.2. Unaudited pro forma condensed consolidated financial statements as of and for the twelve-month period ended June 30, 2016 and the notes thereto with respect to the acquisition of Citiwaste are included herein as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits

a)
Financial Statements of Business Acquired. In accordance with Item 9.01(a), the audited financial statements of Citiwaste, LLC as of and for the year ended December 31, 2015 and the independent auditor’s report thereto, and the unaudited financial statements of Citiwaste, LLC as of and for six months ended June 30, 2016 and 2015 are included herein as Exhibits 99.1 and 99.2, respectively.

b)
Pro forma financial information. The unaudited pro forma condensed financial statements as of and for the year ended June 30, 2016 and the notes thereto with respect to the acquisition are included herein as Exhibit 99.3.

c)	Exhibit	Description

	Exhibit 23.1	Consent of Pannell Kerr Forster of Texas, P.C., the independent auditor of Citiwaste, LLC.

	Exhibit 99.1	Audited financial statements of Citiwaste, LLC as of and for the year ended December 31, 2015.

	Exhibit 99.2	Unaudited financial statements of Citiwaste, LLC as of and for the six months ended June 30, 2016 and 2015.

	Exhibit 99.3	Unaudited pro forma condensed financial statements as of and for the year ended June 30, 2016.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements and information relating to the Company and its subsidiaries that are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company’s management. When used in this report, the words “may,” “position,” “plan,” “potential,” “continue,” “anticipate,” “believe,” “expect,” “estimate,” “project” and “intend” and words or phrases of similar import, as they relate to the Company or its subsidiaries or Company management, are intended to identify forward-looking statements. Such statements reflect known and unknown risks, uncertainties and assumptions related to certain factors, including without limitation, competitive factors, general economic conditions, customer relations, relationships with vendors, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices, onetime events and other factors described herein. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. Consequently, no forward-looking statements can be guaranteed. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and as such should not consider the preceding list or the risk factors to be a complete list of all potential risks and uncertainties. The Company does not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REGISTRANT:

Dated: September 19, 2016	Sharps Compliance Inc.
By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 23.1	Consent of Pannell Kerr Forster of Texas, P.C., the independent auditor of Citiwaste, LLC.

Exhibit 99.1	Audited financial statements of Citiwaste, LLC as of and for the year ended December 31, 2015.

Exhibit 99.2	Unaudited financial statements of Citiwaste, LLC as of and for the six months ended June 30, 2016 and 2015.

Exhibit 99.3	Unaudited pro forma condensed combined financial statements as of and for the year ended June 30, 2016.